SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPARK NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

JOHN H. LEWIS

OSMIUM PARTNERS, LLC

OSMIUM CAPITAL, LP

OSMIUM CAPITAL II, LP

OSMIUM SPARTAN, LP

OSMIUM DIAMOND, LP

STEPHEN J. DAVIS

MICHAEL J. MCCONNELL

WALTER L. TUREK

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On May 19, 2014, Osmium Partners published the investor presentation set forth below.

ON MAY 1, 2014, OSMIUM PARTNERS, LLC AND THE OTHER PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY OSMIUM PARTNERS, LLC AND THEIR AFFILIATES FROM THE STOCKHOLDERS OF SPARK NETWORKS, INC. FOR USE AT ITS ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF SPARK NETWORKS, INC. FROM THE PARTICIPANTS AT NO CHARGE AT WWW.OKAPIVOTE.COM/OSMIUM AND BY REQUEST, AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE DISSEMINATED TO SECURITY HOLDERS ON OR ABOUT MAY 7, 2014.

Osmium Partners, LLC

Strategic Value Investors

Spark Networks, Inc. (NYSE: LOV)

May 19, 2014

Legal Disclaimer

Osmium Partners, LLC (“Osmium”) and its affiliates filed a definitive proxy statement and an accompanying proxy card with the Securities and Exchange Commission (the “SEC”) on May 1, 2014 (the “Proxy Statement”) to be used to solicit proxies in connection with the 2014 Annual Meeting of Stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof) (the “2014 Annual Meeting”) of Spark Networks, Inc. (the “Company”, “Spark”). Information relating to the participants in such proxy solicitation is available in the Proxy Statement and additional soliciting material, as amended through the date hereof, and the Schedule 13D filed by Osmium and its affiliates on December 6, 2013, as amended through the date hereof. Stockholders are advised to read the Proxy Statement and other documents related to the solicitation of stockholders of the Company for use at the 2014 Annual Meeting because they contain important information, including additional information relating to the participants in such proxy solicitation. Osmium’s Proxy Statement and a form of proxy have been mailed to stockholders of the Company. These materials and other materials filed by Osmium in connection with the solicitation of proxies are available at no charge at the SEC’s website at www.sec.gov. The Proxy Statement and other relevant documents filed by Osmium with the SEC are also available, without charge, by directing a request to Osmium’s proxy solicitor, Okapi Partners, at its toll-free number +1-877-796-5274 or via email at info@okapipartners.com.

This presentation includes information based on data found in filings with the SEC, independent industry publications and other sources. Although Osmium believes that the data is reliable, Osmium has not sought, nor has it received, permission from any third-party to include such information in this presentation. Osmium makes no representation, express or implied, as to the accuracy, timeliness, or completeness of any such information or with regard to the results obtained from its use. Many of the statements herein reflect Osmium’s subjective opinions, which are subject to change without notice. The information herein is for information purposes only, and this presentation does not constitute an offer to purchase or sell any security nor does it constitute professional advice. Osmium does not undertake to update or supplement this presentation or any information contained herein. Osmium and certain of its affiliates are stockholders in Spark and stand to realize gains in the event that the price of the stock increases. Following publication of this presentation, Osmium and its affiliates may transact in the securities of Spark.

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

2

About Osmium Partners

Executive Summary

Value focused fund launched in 2002.

Financial Under-performance

Long-term oriented with a three to five year holding period.

Share Under-performance

Located in Greenbrae, California.

Operational Under-performance

Typically focus on companies with market capitalizations between Corporate $50mn to $1bn in US equity markets.

Governance

Spark’s

Future As owners, we privately engage with board members and management with constructive strategies to enhance shareholder

How to value. Vote

3

About Spark Networks, Inc. (NYSE: LOV)

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Founded in 1997, Spark Networks, Inc. provides online personals services via 30+ niche-focused properties.

We believe Spark Networks operates in a highly attractive and growing industry characterized by low capital intensity and scalability, which translates to high returns on capital.

The Company operates in four segments: Jewish Networks (“JDate”), Christian Networks (“Christian Mingle”), Other Networks and Offline and Other Businesses.

JDate is an established brand with a dominant presence in the Jewish online dating space.

Christian Mingle is an emerging business with negative cash flow and 1% subscriber decline on a year-over-year basis.

JDate and Christian Mingle contribute 95%+ of revenues.

Source: Company 10-Q Filed May 12, 2014

4

Our History With Spark Networks

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Osmium Partners is currently Spark Networks’ largest shareholder, owning 14.2.% of the Company.

Long-term oriented owner since 2008.

History of shareholder advocacy—challenged and successfully prevented a $3.10 per share going private proposal by the company’s largest shareholder Great Hill Partners in 2010.

Source: Osmium Partners Schedule 13D & 13D/A filed March 9, 2010 and August 2, 2010

5

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

1) Lack of Value-Creating Leadership: After eight years as either Chief Operating Officer (August 2005), President (June 2006), CEO (April 2011) and now Chairman of the Board (December 2013), Mr. Greg Liberman has had more than sufficient time to create a reasonable and balanced strategy to generate value for shareholders. However, we believe he has failed to do so and that shareholders continue to suffer.

Source: Company Website

6

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

2) Peer Underperformance: Since his appointment as President on June 15, 2006 through May 13, 2014, Spark’s market cap has fallen by 30% vs. an increase of 167.3% by First Trust Dow Jones Internet Index Fund, effectively underperforming by 197%.

Source: Capital IQ

7

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

3) Rapidly Deteriorating Fundamentals: Stock is near a 52 week low, both Christian and Jewish networks are shrinking and the company is rapidly burning cash.

Source: Capital IQ

8

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

4) Spark’s Crown Jewel is Deteriorating: This 1Q14, shareholders saw

Lowest Jewish Networks revenue in any quarter since 2006. Lowest Jewish Networks contribution margin in any quarter since 2006.

Lowest Jewish Networks subscribers in any quarter since 2006.

Source: Company Filings

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

5) Failure to Oversee Business:

In March 2014, after investing approximately $115 million of shareholders’ capital at the time, Mr. Liberman admitted on 4Q13 call that he did not fully understand the “true value” of this direct marketing investment.

Only after reporting the worst Jewish Networks’ quarterly results in revenue, contribution and subscribers since 2006 on 1Q14 call, Mr.

Liberman admitted to launching the first JDate rebranding program in 17 years.

Source: Capital IQ Transcripts

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

6) Limited Disclosures: Despite spending approximately 115% of the current market capitalization on direct marketing for Christian Networks, only recently and in the midst of a proxy fight has management disclosed metrics. These new disclosures were still insufficient in enabling investors to understand true return on capital and customer acquisition costs.

Source: Company Filings

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

7) Related Party Transactions with Recent Board Appointment: We believe that the Board’s solution to lack of oversight and underperformance was to appoint Mr. David Hughes as director. Spark has disclosed that Mr. Hughes’ firm collected ~$700,000 in fees.

Source: Company Filing

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

8) Poor Corporate Governance: In our judgment Spark’s corporate history is rife with examples of poor governance practices, including the repricing of options, high compensation relative to performance, no clawback policy, contract extensions and the appointment of CEO as Chairman amid poor quarterly results, equity dilution and a shift in change of control definitions.

Source: Company Filings, ISS & Glass Lewis Reports

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

9) Management and Board Have Limited Capital at Risk in Outright Stock Ownership: Excluding stock options they received at no true cost to themselves, management and the Board collectively own just 0.2% of the Company.

Source: Company Filing

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

10) Board and Management Failed to Act in Good Faith: The

Company attempted to create a staggered board and responded to the reasonable request of board-level representation from its largest shareholder with what we viewed as a farce of an offer.

Source: Settlement Agreement Offered to Osmium Partners dated February 14, 2014

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

11) Osmium Nominees Bring Business Experience and Capital at Risk in Spark: Osmium Nominees have multifaceted and extensive experience as investors and as operators. Furthermore, each Osmium Nominee alone has more capital at risk in the form of Spark shares than the entire board and management combined.*

Source: Osmium Partners Schedule14A filed May 15, 2014;

*Or on a pro-rata basis through Osmium’s fund ownership in Spark shares.

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

We believe that Spark’s strategy is deeply flawed, putting the Company at a competitive disadvantage: A. Christian Networks generates only 70% of industry average ARPU

B. Yet historically the Company has spent approximately 125% of Christian Networks revenue on customer acquisition

C. Spark’s “media strategy” is an unproven and immaterial distraction from the Company’s core, high-margin paid dating business.

These distractions outside the scalable core business have led to $29.4 million in fixed overhead supported by just $69 million in revenue.

D. A & C has resulted in Spark generating revenue per employee that is 71% lower than competitors Match.com, eHarmony and Zoosk.

Adjusted EBITDA margins are a staggering 42% below management’s own at scale target. We believe this flawed strategy, along with a weakening Jewish Networks business and poor governance, will continue to negatively impact the Company.

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings, IBISWorld, 3Q12 earnings call

Why Change is Needed

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Flawed Strategy Has Destroyed Value & We are Highly Concerned:

??Revenue is declining across BOTH core assets.

??At the current rate of cash burn Spark will run out of cash in less than six quarters.

??From FY 2011 to 2013, EBITDA has dropped approximately 445% and EBITDA/Employee has dropped approximately 377%.

??In the last 12 months Spark shares have declined by 50% from highs.

In Conclusion:

??The current swing-for-the-fences approach forces public market investors to underwrite a HIGH RISK strategy producing declining revenue and cash burn that has LOW REWARD upside given negative operating margins. ??As a result, the most bullish Spark Networks sell-side analyst at Stifel places a 34.6x multiple on 2016 EBITDA to justify an $8 per share target. The industry leader Match.com is valued by sell-side analysts at only 10x EBITDA.

Source: Company Filings, Capital IQ, Stifel, Nicolaus & Company, Inc., Mixed 1Q14 Results; Improved Transparency; CM Strategy Working; Buy, May 13, 2014 18

Financial Underperformance

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Christian Strategy?

Executive Summary
Financial Under-performance
Share Under-performance
Operational Under-performance
Corporate Governance
Spark's Future
How to Vote

Christian Networks Customer Acquisition Cost averages 125% of Revenue

Lacks ARPU Drivers Originated by Competitors (Premium Services)

Christian ARPU 70% of Peer Group

Lacks Innovation and Underinvested in R&D

COMPETITIVE DISADVANTAGES

Christian Revenue 2014 Guided for Declines with Continued Losses

Low-Margin Media Initiative Distract from Core Business (Sales Up 5% YoY)

Lowest Revenue/Employee vs. Peers

- Match.com → $1.3mn
- Zoosk → $1.0mn
- Spark → $0.3mn

Lowest Operating Margins vs. Peers

- Match.com → 30%
- Zoosk → 12%
- Spark → -12%

Osmium Believes Spark Faces Multiple Competitive Disadvantages:

ARPU at 70% of Peer Group
+ CAC at ~125% of Revenue
+ Distractions from Non-Core Paid Dating
= Significant Competitive Disadvantage

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings, IBISWorld, Osmium Estimates

20

Christian Strategy?

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Christian Networks Customer Acquisition Cost

Lacks ARPU Drivers Originated by

averages 125% of Revenue

Competitors (Premium Services)

Christian ARPU 70% of

Lacks Innovation and

Peer Group

Underinvested in R&D

COMPETITIVE

Christian Revenue

Low-Margin Media

2014 Guided for

DISADVANTAGES

Initiative Distract from

Declines with

Core Business (Sales Up

Continued Losses

5% YoY)

Lowest Revenue/Employee vs. Peers

Lowest Operating Margins vs. Peers

Match.com $1.3mn

Match.com 30%

Zoosk $1.0mn

Zoosk 12%

Spark $0.3mn

Spark -12%

Osmium Believes Spark Faces Multiple Competitive Disadvantages: ARPU at 70% of Peer Group

+ CAC at ~125% of Revenue

+ Distractions from Non-Core Paid Dating

= Significant Competitive Disadvantage

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings, IBISWorld, Osmium Estimates

Hallmarks of Value Destruction

Executive $32 Million, or 30% of the Current Market Cap, Cash Balance 40% Lower Since May 2013

Summary in Net Losses Since 2011 Equity offering, Which Resulted in 7% Dilution

Financial -12% Operating Cash Company-Wide ARPU

Under-performance Flow Margin in 1Q14 Declining

VALUE

Share Significantly Lowered DESTRUCTION BOTH Jewish and

Under- Strike Price on Options Christian Networks

performance in 2009 Revenue Declining

Operational Missed Consensus for Two Consecutive $121 Million Invested in Christian Networks

Under-

performance Quarters (Next-Day Stock Declines of 19% Direct Marketing Since 2011 for $102 Million in

and 6%) Revenue

Corporate

Governance Osmium Believes Spark Could Face Continued Challenges:

6	Quarters of Cash Burn on Balance Sheet

Spark’s

Future + Revenue Declining Across Both Core Businesses

+ 25% Contribution Margins (Breakeven @ ~42%)

How to = Potential Future Value Destruction

Vote

Source: Company Filings, Capital IQ 21

Return on Capital

Executive Shareholders’ return on capital has decreased

Summary

significantly from +25% in 2008 to -55% in 2013.

Financial

Under- Return on Capital

performance

25.4%

21.0%

Share 18.6%

Under- 13.7%

performance 12.6%

Operational 0.0%

Under-

performance

Corporate

Governance

-31.7%

Spark’s

Future

-55.5%

How to

Vote 2006 2007 2008 2009 2010 2011 2012 2013

Source: Capital IQ 22

Return on Assets

Executive Company’s return on assets has decreased significantly

Summary

from +16% in 2008 to -23% in 2013.

Financial

Under-

performance Return on Assets

Share 15.60%

Under- 13.90%

performance

12.30%

8.40%

Operational 7.30%

Under-

performance 0.00%

Corporate

Governance

-17.30%

Spark’s -23.30%

Future

How to

Vote 2006 2007 2008 2009 2010 2011 2012 2013

Source: Capital IQ 23

Net Income

Executive ??Company has shifted from profitability to generating

Summary consistent losses.

Financial Net Income (in millions)

Under-

performance

Mr. Liberman promoted

Share $8.978 Mr. Liberman to Chairman of Board

performance Under- $6.563 promoted to CEO

$4.788 $3.704

Operational

Under-

performance

$(1.611)

Corporate

Governance Mr. Liberman $(6.404)

promoted to President

Spark’s $(12.380)

Future $(14.989)

How to 2006 2007 2008 2009 2010 2011 2012 2013

Vote

Source: Capital IQ 24

History Repeating Cash Per Share Declining

Executive Due to significant cash burn, cash on the balance sheet has

Summary declined from $0.73 per share to $0.46 per share despite an

Financial equity offering in 2Q13.

Under-

performance Cash Per Share

$0.90

Share

Under- $0.80 Equity

performance

$0.70 Offering

Operational $0.60

Under- $0.50

performance

$0.40

Corporate $0.30

Governance $0.20

$0.10

Spark’s $-

Future 2011 2012 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014 2Q2015*

*On an operating basis as at current cash rate burn,

How to

Vote Company will have $0 cash per share by 2Q2015.

Source: Capital IQ, Osmium Estimates 25

Executive

Summary

Financial

Under-

performance

Share

Under- Share Underperformance

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

How to

Vote

Management Lauding Value Destructive Strategy?

Executive “During the past 3 years, we have clearly and consistently articulated our go

Summary

forward strategy, a strategy that has revitalized the company and taking it in a

Financial new direction that has delivered improved results that speak for performance Under- themselves.”

- Chairman and CEO Greg Liberman, May 12, 2014

Share

Under-

performance “…Board’s plan that has shown great and continually improving success

Operational over the past several years.”

performance Under- - The Board’s Letter to Shareholders, May 15, 2014

Corporate

Governance We believe Mr. Liberman has used the word “pleased” no fewer than 20 times on earnings calls describing the company’s results

Spark’s over the last eight quarters. Over this time period, the Company

Future

has generated over $32 million in net LOSSES (30% of the

How to current market cap).

Vote

Source: Capital IQ Transcripts, Capital IQ 27

1-Year Performance

Executive “Spark’s Board is overseeing a dramatic turnaround and implemented a

Summary

plan that has delivered significant stockholder value.”

Financial - The Board’s Letter to Shareholders, May 15, 2014

Under-

performance

Share

Under-

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

Osmium Partners believes Spark 50% share price decline suggests

How to investors are highly concerned about strategy, results, and guidance.

Vote

Source: Capital IQ, Capital IQ Transcripts, Company Filing 28

Mr. Liberman’s Track Record vs. Peer Comparison

Executive Since June 15, 2006, Mr. Liberman has served as President &

Summary COO or CEO or CEO & Chairman

Financial June 15, 2006 May 13, 2014 Percentage change

Under-

performance Total enterprise value $143.5 million $97 million -32.2%

Market capitalization $153 million $108 million -29.5%

Share

Under- Avg. paying 239,365 286,042 +19.5%

performance subscribers

TEV/subscriber $600 $339 -43.5%

Operational

Under- Metrics disclosed · Segment-specific direct · Select metrics disclosed performance subscriber acquisition only after proxy fight

cost began

· Segment-specific

Corporate

Governance monthly subscriber

churn

Russell 2000 $100 $162.7 +62.7%

Spark’s NASDAQ Composite $100 $194.3 +94.3%

Future

First Trust Internet $100 $267.3 +167.3%

Index

How to Spark Networks $100 $70.6 -29.5%

Vote

Source: Capital IQ, Company Filings 29

Mr. Liberman’s Track Record vs. Peer Comparison

Executive Spark has significantly underperformed since Mr. Liberman

Summary

became President in June 15, 2006

Financial

Under- Underperformed Russell by -92.2%.

performance

Underperformed NASDAQ Composite by -123.8%.

Share

Under- Underperformed First Trust Internet Index by -196.8%.

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

How to

Vote

Source: Capital IQ 30

Executive

Summary

Financial

Under-

performance

Share

Under- Operational Underperformance

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

How to

Vote

Considerable Reduction in Per-Employee EBITDA

Executive Per-employee profitability has decreased significantly.

Summary

Financial

Under- EBITDA / Employee

performance

$89,438 $88,525

Share $75,760

Under- $67,690 $65,285

performance

Operational

Under-

performance

$16,317

Corporate

Governance

Spark’s

Future

$(36,588)

$(45,134)

How to

Vote FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013

Source: Company Filings 32

Executive Summary
Financial Under-performance
Share Under-performance
Operational Under-performance
Corporate Governance
Spark's Future
How to Vote

Contribution Dollars Drive Bottom Line

- Osmium believes a swing-for-the-fences direct marketing spend while attempting to develop a "media business" in Christian Networks has dramatically impacted operating leverage.


Contribution Dollars / Employee
$221,395
$250,699
$230,907
$214,987
$209,174
$136,739
$88,407
$86,244
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013

Source: Capital IQ, Company Filings

33

EBITDA Per Subscriber Down ~$100 From Highs

Executive Osmium believes contribution margin decline drops to the

Summary

bottom line, leading to a significant contraction in per-subscriber

Financial EBITDA.

Under-

performance

Share EBITDA / Subscriber

Under-

performance $86.65

$73.10

Operational $63.97 $63.10

Under- $57.92

performance

Corporate

Governance

$13.38

Spark’s

Future

$(25.69)

How to $(30.47)

Vote FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013

Source: Capital IQ, Company Filings 34

Precipitous Drop in Contribution Margins

Executive

Summary

Contribution Margin

Financial

Under-

performance 74%

73% 74%

Share

Under- 68%

performance 64%

Operational

Under-

performance

45%

Corporate

Governance

26%

Spark’s 25%

Future

FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013

How to

Vote

Source: Capital IQ, Company Filings 35

Lowest EBITDA Margin Amongst Peers

Executive Low EBITDA margins vs. appropriate comparable dating

Summary

sites with publicly available operating metrics.

Financial

Under- 2013 EBITDA Margin %

performance

Share 33%

Under-

performance

Operational

Under-

performance

Corporate

Governance 1%

Spark’s

Future

-13%

How to

Vote Match.com Zoosk Spark Networks

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings, Match reference is to operating income before amortization 36

Lowest ARPU Amongst Peers

Executive Low Average Revenue Per User vs. dating sites with publicly

Summary

available operating metrics.

Financial

Under-

performance Average Revenue Per User

Share

Under- $26.22

performance $25.16

$21.19

Operational

Under-

performance $16.40

Corporate

Governance

Spark’s

Future

How to Zoosk JDate Match.com Christian Mingle

Vote

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings 37

Core Asset Jewish Networks Has Been Neglected…

Executive

Summary We believe current leadership has been a poor custodian of

Financial Spark’s core asset, Jewish Networks (JDate), which is the

Under-

performance Company’s only source of profitability for the past 17 years.

Share

Under- In 1Q2014 conference call, CEO Zane admits that the

performance

Company has not reinvested in the company’s crown jewel

Operational

Under- for 17 years:

performance

Corporate “In the middle of the quarter, we launched our

Governance

first JDate.com rebranding campaign in 17

Spark’s years, the Get Chosen campaign.”

Future —CEO Brett Zane, May 12, 2014

How to

Vote

Source: Company Filings, Capital IQ Transcripts 38

Core Asset Jewish Networks Has Been Neglected…

Executive Osmium questions the Company’s marketing strategy & allocation

Summary

of Company resources.

Financial

Under-

performance

Share

Under-

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

How to

Vote

Source: JDate Unveils Interactive Haggadah Available on iBook(R) in Time for Passover, JDate Launches Social Media Contest Calling for the Next “Get Chosen” Taglines 39

Core Asset Jewish Networks Has Been Neglected…

Executive Osmium questions the Company’s marketing strategy & allocation

Summary

of Company resources.

Financial

Under-

performance

Share

Under-

performance

Operational

Under-

performance

Corporate

Governance

Spark’s

Future

How to

Vote We believe that the initial results do not look encouraging…

Source: http://www.nytimes.com/2014/02/13/business/media/laying-the-lox-on-thick-a-dating-site-focuses-on-jewish-humor.html 40

Core Asset Jewish Networks Has Been Neglected…

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Revenue continues to decline as we believe management has focused on other business segments.

Jewish Networks Revenue

$6.6

$6.6	First Campaign in 17 years Launched
$6.5	$6.5 $6.5 $6.4 $6.4

$6.4

$6.1

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Source: Company Filings

Jewish Networks: Sharp Margin and Subscriber Declines

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

JDate in 1Q14 surprisingly showed lowest revenue, contribution margin, and subscriber base since 2006.

Jewish Networks Subscribers

92% 86,433 87,000

85,736

90% 85,200 86,000

84,348 84,650 84,487 85,000

88% 83,732

83,175 84,000

86% 83,000

84% 82,000

82% 80,395 81,000

80,000

80%

79,000

78% 78,000

76% 77,000

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Jewish Netorks Average Subscribers

Jewish Networks Contribution Margin

Source: Company Filings

Declining Jewish Contribution Margins

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“In spite that spike in brand marketing investment, our JDate.com properties still generated more than 90% contribution margin in the first quarter.”

- CFO Brett Zane, May 12, 2014

Jewish Networks Contribution Margin

92.53%

91.87%	91.54%
90.24%	87.47% 88.05%
87.08%	87.05%

81.79%

2006 2007 2008 2009 2010 2011 2012 2013 1Q14

In reality, Jewish Networks’ contribution margins have not been over 90% since 1Q2011 and hit at an ALL-TIME LOW in 1Q14.

Source: Company Filings, Capital IQ Transcripts

Management’s Christian Networks Growth Story

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Slides Presented at Needham’s 16th Annual Growth Conference Weeks Before Releasing Negative Growth Expectations

Source: Company Presentation: Needham 16th Annual Growth Conference Presentation January 15, 2014

The End of a Growth Story?

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Is Christian Mingle the next American Singles (a failed operating unit that was run to zero from over 100,000 paying subs)?

Christian Network Performance

180% $ 14.0

160% $ 12.0

140%

$ 10.0

120%

100% $ 8.0

80% $ 6.0

60%

$ 4.0

40%

20% $ 2.0

0% $ 0.0

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Christian Networks Direct Marketing (mn)

Christian Networks YoY Revenue Growth

Source: Company Filings

The End of a Growth Story?

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Management argues the Christian market is 30x that of Jewish, yet at only 1/12th the targeted opportunity, not only has revenue growth slowed, it has started to decline.

Christian Networks Revenue

$9.9 $10.3 $10.1 $10.0 $9.8

$8.5 $8.7

$7.5

$6.9

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Source: Company Filings, Needham 16th Annual Growth Conference Presentation January 15, 2014

Missed Out on New Revenue Streams

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Pricing up tends to be through additional features, add-ons and enhanced subscriptions.”

- Greg Blatt, Chairman of Match Group, February 5, 2014

“HowAboutWe for Couples has maintained a 90% month-over-month retention and has over half a million users across its four markets.”

- Aaron Schildkrout, Founder of HowAboutWe, November 20, 2013

We believe Spark Networks has not kept up with competitors’ add-on features, which increase lifetime value of subscribers.

Given a higher lifetime, we believe that competitors will be able to outbid Spark in key customer acquisition channels, leading to further market share losses.

Source: Capital IQ Transcripts, http://www.fastcompany.com/3021863/innovation-agents/howaboutwe-for-couples-fans-the-flames-after-the-match-is-made

Missed Out on New Revenue Streams

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

In our judgment, either the Company’s Management and Board... A. Are unaware of these additional enhanced features and premium services B. Or, they lack the ability to execute C. Or, both

Whatever the issue, Osmium believes that the Company critically needs higher ARPU. We believe by not undertaking these initiatives, Board and management have disadvantaged the Company.

Executive Summary
Financial Under-performance
Share Under-performance
Operational Under-performance
Corporate Governance
Spark's Future
How to Vote

Missed Out on New Revenue Streams

"**Our diverse portfolio of services, features and business models** increasingly allows us to meet each customer's product and price preferences in an optimal fashion, which should **enable prolonged PMC [Profit Margin Contribution] expansion** on a consolidated basis and rate increases across our various business lines. This should serve as the foundation for long-term strong double-digit growth rates in this ever-changing space."

- Greg Blatt, Chairman of Match Group, February 5, 2014

Sample Add-ons Features / Innovations:

- Virtual Currency & Gamification – Virtual currency accounts for 14% of Zoosk's ARPU
- Couples Events – HowAboutWe's couples products boasts 90% monthly retention
- Premium Services in Matchmaking – eHarmony charges $5,000 for 12 months of matchmaking
- Security Features – eHarmony's Secure Call adds an incremental $5.95 per month in ARPU

Source: Capital IQ Transcripts, eHarmony Website, HowAboutWe Website, Zoosk Filings

49

Missed Out on New Revenue Streams

Zoosk Virtual Currency

eHarmony Secure Call

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

HowAboutWe & eHarmony Gift Cards

HowAboutWe Couples Dating

OkCupid & eHarmony Featured Profiles

eHarmony’s Matchmaking Service

Source: eHarmony Website, HowAboutWe Website, Zoosk Website

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Corporate Governance

Did Spark Networks’ Board…

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

1) Reward years of underperformance with generous option grants and

YES salary, including a decision to reprice options in 2009?

2) Make the current CEO Chairman of the Board in December 2013 YES despite a dismal track record?

3) Grant the CEO a three-year extension in February 2014 despite

YES terrible 4Q13 earnings and with considerable knowledge of dismal 1Q14 results?

4) Amend the “Change in Control” Definition whereby if current incumbent Board would cease to be a majority in 24 months, it would YES lead to an immediate vesting of Mr. Liberman’s 925,000 options?

5) Add two new board members, at least one of whom has conducted YES related party transactions with the Company?

6) Attempt to create a staggered Board? YES

7) Grant the reasonable request of ONE Board seat in December 2013 NO to its largest shareholder (a 14.2% owner) who has worked in good faith with the company for five years?

Highly Concerning Issues

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Insufficient Equity at Risk

Current Board and management have just 0.2% of capital at risk in the form of outright stock ownership (~60,000 shares)

Management and Board have collected at least 1.98 million shares of options over their tenure (7.6% of Company)

Repricing Options

In January, 2009, stock options with an exercise price greater than $2.55 were exchanged for new options with an exercise price of $3.00.

Mr. Liberman’s 357,000 options previously had a $5.73 average strike price. Mr. Franchina’s 275,000 options previously had a $5.51 average strike price.

We believe this action benefitted Mr. Liberman & Franchina by approximately over $1 million dollars!

Shareholders, on the other hand, have no power to re-price their cost basis, aside from putting more capital at risk.

Source: Company Filings

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Highly Concerning Issues

Questionable Leadership Decisions

In December 2013, despite rapidly deteriorating operating results, CEO Greg Liberman was appointed Chairman of the Board.

In February 2014, despite upcoming abysmal 4Q13 earnings, the Board granted Mr. Liberman a 3-year contract extension. Furthermore, there was an amendment under “Change in Control” definition whereby if current incumbent Board would cease to be a majority in 24 months, it would lead to an immediate vesting of Mr. Liberman’s 925,000 options.

In March 2014, two new Directors were added to the Board, one of whom previously acted as paid advertising consultant to the company.

Source: Company Filings

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

New Directors: The Foxes in the Hen House

Mr. David Hughes has already been disclosed as a related party, as Spark paid his firm, The Search Agency, over $700,000.

While no related party issues have been disclosed regarding Mr. Vince Thompson, he too may have received payment from Spark, as his firm’s website lists Spark Networks as a client.

While it is possible any hypothetical compensation paid to Mr. Thompson is below the $50,000 threshold requiring disclosure, we note the Company discloses a separate, sub-$50,000 payment to a company where another Board member, Mr. Bulkeley, also serves as a director.

Source: Company Filings, http://www.middleshift.com/product_consulting_clients.php

Management & Board Failed to Act in Good Faith

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

When Osmium asked for one Board seat in December, 2013, the Company returned, in our view, a highly restrictive standstill agreement just four business days before the nomination window closed This agreement precluded Osmium from acting to impact the Company in any substantive manner This agreement further proposed the implementation of a staggered board, something Osmium refused to support

(Osmium) will not take any action, alone or in concert with others, in support of or making any proposal or request that constitutes:

A) Advising, controlling, changing, or influencing the Board or management of the company B) Any material change in the market capitalization or dividend policy of the company C) Any other material change in the company’s management, business, or structure

Source: Settlement Agreement Offered to Osmium Partners dated February 14, 2014

Pay with Performance

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

We agree with ISS’s findings regarding excessive CEO pay at Spark Networks

If elected, Osmium’s nominees will evaluate the company’s executive compensation plan and refocus on aligning pay with performance

Source: ISS Report May, 2013

Automatic Dilution of Shareholders

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

ISS’s report dated May 24, 2013 noted the following:

Yellow to Red Flags Since 2013 ISS Report

The Board appointed CEO Greg Liberman to Chairman of the Board in December, 2013 The Board granted Mr. Liberman a 3-year extension

Amend the “Change in Control” definition whereby if current incumbent Board would cease to be a majority in 24 months, it would lead to an immediate vesting of Mr. Liberman’s 925,000 options

Osmium’s nominees would work to eliminate shareholder unfriendly compensation practices at Spark Networks.

Source: ISS Report May, 2013; Company Filing

Massive Dilution of Shareholders by Equity Grants

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

ISS’s report dated May 24, 2013 further noted the following:

Despite significant financial underperformance and poor operating results, option grants and an equity offering continue to significantly dilute shareholders

Osmium’s nominees would work towards eliminating shareholder unfriendly compensation practices at Spark Networks.

Source: ISS Report May, 2013

Glass Lewis Recognizes Multiple Governance Failings

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

2013 Glass Lewis report flags multiple areas of concern

Performance Goals Not Discussed – Company fails to provide target and actual goals under short-term incentive plan

Equity Award Determination Process Not Disclosed – Company fails to disclose processes for determining time vesting awards granted under the long-term incentive plan Incentive Limits –Company executives are eligible for unlimited compensation through the short term incentive plan No Clawback Provision The company’s incentive plans lacks a clawback provision

Lack of Share Ownership Requirements – The company has failed to implement executive share ownership guidelines

Osmium believes the Board has failed to address any of the concerns cited in Glass Lewis’ 2013 report.

Source: Glass Lewis Report May, 2013

Glass Lewis Recognizes Multiple Governance Failings

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

2013 Glass Lewis report flags multiple areas of concern Change of Control Provisions – The company provides for immediate vesting of equity awards upon change of control, likely discouraging potential buyers from making an offer for the Company

No Performance-Based Long Term- Incentives – The entirety of the company’s long-term incentive awards are time-vesting

Frequency of Advisory Vote on Executive Compensation – The

Company’s triennial vote is not aligned with shareholders’ interests Poison Pill – Poison pills are not conducive to good corporate governance as managers are often motivated to preserve their own jobs or arrange for substantial payouts.

Osmium believes the Board has failed to address any of the concerns cited in Glass Lewis’ 2013 report.

Source: Glass Lewis Report May, 2013

Poison Pill

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

As a general rule, Osmium does not believe shareholders’ interests are aligned with poison pills. However, in this instance with a 30% trigger threshold, we feel the existence of the poison pill actually serves to protect shareholders given the following: It prevents the Company from being put “in play” at a depressed valuation.

It dilutes Osmium’s message calling for more substantial change at the Board level.

Osmium will revisit poison pill provision upon business stabilization.

Source: Capital IQ

Shareholder Unfriendly By-laws

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Osmium is concerned with and intends to address the following corporate governance matters if successful in the ongoing proxy contest Spark does not allow shareholders to call for special meetings.

Has shareholder-unfriendly laws regarding stockholder proposals and director nominations.

Board and Management’s Allegations are Unfounded

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Management and Board’s comment regarding shareholders’ need to pay a premium to determine who will represent them is unfounded

This is not an issue of control – we believe the existing Board has served as a rubber stamp to an underperforming and entrenched management team at the expense of shareholders

We believe the board of a public company is elected by all shareholders to serve their interests Boards are not meant to be perpetuated only because they nominate themselves year after year without regard to performance It is the right as a shareholder through their vote to determine who will best represent them

To ask that any shareholder pay a premium for their right to vote who represents them is a fundamental distortion of the purpose and role of corporate governance

Our Plan for Spark’s Future

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Osmium Recommends: Right People, Strategy, Product & Focus

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Osmium Partners is:

FOR: Nominating four candidates for election to the six-member Spark Networks, Inc. board of directors FOR: Ratifying Ernst & Young LLP as Company’s independent public accounting firm AGAINST: Stockholder proposal regarding poison pills FOR: Proposing to amend Company’s Bylaws to allow shareholders to call special meetings FOR: Proposing to amend Company’s Bylaws to allow beneficial stockholders to submit proposals and nominations for directors Company’s valuation has been adversely impacted by poor key metrics disclosures, reckless spending, outsized pay for performance and unaccountable board and management.

However, Spark’s issues are fixable.

Our nominees will seek to improve management accountability, enhance shareholder value, and strive for better corporate governance.

Osmium’s Five Commitments to Fellow Owners

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

1. Osmium Nominees understand the issues that need to be fixed.

2. Osmium Nominees are reasonable businessmen with both reputation and capital at risk.

3. Osmium Nominees will not mislead investors that we have ALL the answers – we will focus issue-by-issue on what’s in the best, risk-adjusted interest of shareholders.

4. Osmium Nominees will be held fully accountable to shareholders for results – we will update you frequently and give appropriate measures to shareholders in order to understand issues, risks, and opportunities.

5. Osmium Nominees will give this matter the full attention and focus required to reset the strategy on a path to create value for shareholders.

Back to Basics Focus Earning Paid Dating Economics

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

1. Back-to-basics approach of earning core paid dating business economics with 25-30% EBITDA margins.

2. Focus on closing the gap on revenue per employee – Spark generates $328,000 in revenue per employee vs. its peer group average at approximately $1 million.

3. Focus on driving ARPU through not only price hikes but new products and enhanced and premium services which have been proven effective by multiple competitors – in our view, low risk, executable ideas with high margins.

4. Reinvest and innovate to improve user experience, which we believe has declined significantly vs. the peer group – this should make ARPU price hikes easier to attain.

5. Once back-to-basics plan is executed, explore all opportunities to maximize the value of the platform.

Source: Company Filings, Zoosk, Inc. Filing, IAC/InterActiveCorp Filings, IBISWorld

Immediate Change is Necessary NOW

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

We believe shareholders must act urgently given the following: At last quarter’s burn rate, the Company will run out of cash in less than six quarters.

Continuing to pursue the Gospel Media Group diversion will only destroy more shareholder capital and take the focus off the core??With the Company’s stock at a 52-week low, it’s clear that capital market participants have no faith in the current leadership. Fresh perspective is needed in order to review the Company’s strategy, leadership and governance policies.

Valuable assets will continue to be mismanaged if action is not taken, perhaps to the point of permanent loss

Our Highly Qualified Board Nominees

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

We believe our Board nominees are well qualified to create positive change at Spark Networks due to: More out-of-pocket capital at risk.

Significant capital allocation experience as investors, operators and/or members of Boards of Directors.

Strong working knowledge of the technology sector and online dating industry.

Considerable Board experience.

Established history of creating value for shareholders. Our clear 6-point plan implement change at the Company. Our 5-point commitment to our fellow shareholders.

Our Highly Qualified Board Nominees

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Stephen J. Davis, 49

Stephen J. Davis has been a Partner at Banneker Partners, a private equity firm that focuses on investments in public and private software, internet and business services companies, since 2000 Board experience: Since 2014, he has served on the Board of StatusPath, an online SaaS company providing workflow automation solutions Since 2007, has served on the Board of Advisors of Rocket Lawyer, the leading online company helping small businesses and consumers with their legal needs Since 2012, he has served as a Board Observer to Ancestry.com (formerly NASDAQ:ACOM), the leading provider of online genealogy and family history Since 2012, has served on the Board of Genesys Telecommunications Laboratories, Inc., a leading provider of customer experience and contact center solutions Past Board Experience: Applied Systems, BigMachines, Inc., Craig/is Ltd., Petroleum Place, SER, and Ventyx, Inc.

Past Experience: Co-founded Vista Equity Partners, a private equity firm that grew to over $2 billion in capital during his tenure, Vice President in the Leveraged Finance Group at Credit Suisse First Boston, mergers and acquisitions and securities law with Debevoise & Plimpton and Kirkland & Ellis.

Education: B.A. in Economics from Carleton College, JD and MBA (Beta Gamma Sigma) degrees from Columbia University.

Mr. Davis’ distinguished track record and deep experience in investing and overseeing software/SaaS, Internet and business services companies, all with a goal of driving top line growth organically and through acquisitions and operational improvement make him well qualified to serve on the Board.

Our Highly Qualified Board Nominees

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

John H. Lewis, 41

John H. Lewis is the Founder and Managing Partner of Osmium Partners, a

Greenbrae, CA-based value investment firm founded in 2002 that focuses on investing in high quality companies with market capitalizations below $1 billion Osmium has a long-term focus to investing, often maintaining positions for more than 5 years Has worked constructively with the management teams of many of Osmium’s portfolio companies, serving as a catalyst for positive change Past Experience: From 2001 to 2002, Mr. Lewis was Director of Research at Retzer Capital From 1999 to 2001, he was an Equity Research Analyst at Heartland Funds, a mutual fund with over $2 billion under management and a 4-star Morningstar rating Education: BA from University of Maryland, MBA from University of San Francisco

Mr. Lewis’ extensive experience in capital allocation, finance, realizing value in publicly traded companies and knowledge of internet, consumer-based subscription businesses provide the requisite qualifications, skills, perspective and experience make him well qualified to serve on the Board.

Our Highly Qualified Board Nominees

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Michael J. McConnell, 48

Private Investor??Operational experience:

From 2009 to 2012, Mr. McConnell served as the Chief Executive Officer of Collectors Universe (NASDAQ:CLCT), a third-party authenticator and appraiser of high value collectibles. Until December 2013, he served on the Board of Collectors Universe, including on its Compensation and Nominating and Governance committees From 1994 to 2007, Mr. McConnell served as a Managing Director of Shamrock Capital Advisors, an investment manager of both domestic and international alternative asset funds in public equities, real estate and private equity where he led a $1.2 billion direct investment fund and was a member of the firm’s Executive Committee.

Board experience:

In March 2014, he joined the Board of Vitacost.com, Inc (NASDAQ: VITC) leading online retailer of health and wellness products, including dietary supplements. Since 2011, he has served on the Board of Redflex Holdings, Limited (ASX: RDF), a developer and manufacturer of digital photo enforcement solutions. He has served as Non-Executive Chairman, Chairman of the Audit Committee, as well as a member of the Remuneration and Nominating & Governance Committees.

Past Board Experience: PaperlinX Limited (ASX:PPX), MRV Communications (NASDAQ:MRVC), Ansell Limited (ASX:ANN), Nuplex Industries (ASX:NPX), Force Corporation, iPass Inc. (NASDAQ:IPAS), Neo Technology Ventures, Cosmoline Limited and Port-Link International Education: BA in economics from Harvard University and MBA (Shermet Scholar) from the Darden School of the University of Virginia

Mr. McConnell’s considerable experience as an operating executive, investment professional, public company board member and committee chairman, leader of C-suite executive searches, and speaker on corporate governance makes him well qualified to serve on the Board.

Our Highly Qualified Board Nominees

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Walter L. Turek, 61

Board experience:

Since 2011, Executive Chairman of Ascentis Corporation, a provider of human resources software, online payroll services, and SaaS Human Capital Management solutions Since 1999, board member of BlueTie.com, a leading provider of email hosting services and cloud based collaboration solutions.

Past Board Experience:

From 2005 until its sale to Vista Equity Partners in 2013, served on the Board of Directors, including as Chairman of the Nominations and Governance Committee and a member of the Audit and Compensation Committees, of Greenway Medical Technologies (formerly NYSE: GWAY), a provider of information solutions to improve the financial performance of healthcare providers.

Operational Experience:

From 2009 to its sale in February 2012 to Juniper Networks, he served as Co-Founder and Director of Mykonos Software, a provider of security solutions for websites and web applications against hackers, fraud and theft.

Until June 2009, Mr. Turek served as an officer and Senior Vice President of Sales and Marketing for Paychex, Inc. (NASDAQ: PAYX), where he oversaw a sales force of over 2,000 people as well as the company’s Marketing and International efforts. During the course of his twenty-five year tenure with Paychex, a leading provider of payroll and human resource services company revenues grew from $10 million to $2 billion, and the company’s market cap expanded to $13 billion.

Mr. Turek’s familiarity with all aspects of running an organization, including finance, technology, sales and operations and a long and distinguished career as both a high level sales and marketing executive officer of a large, international service provider, and a director and founder of numerous private and public solutions providers and software companies make him well qualified to serve on the Board.

Our Nominees Will Seek To Implement 6-Point Plan

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

1. Review the current strategy and historical and current direct marketing investments of Christian Networks and direct the allocation of capital in the best interests of stockholders.

2. Ensure that management will be held accountable for delivering superior and sustainable corporate performance and tying compensation to both business results and share price performance.

3. Carefully examine all aspects of the Company’s user experience and appropriate service offerings with respect to the competition. Examine subscriber lifetime values and ensure a strong return on direct marketing investments in relation to subscriber acquisition costs. Focus on cash flow generation until acceptable and sustainable returns on directing marketing expenditures can be verified.

4. Provide visible metrics to allow all investors to judge the degree of the Company’s progress and hold the Board accountable for results.

5. Lead the Company to embrace best practices in corporate governance and remove stockholder unfriendly By-laws.

6. Evaluate all strategic alternatives to maximize stockholder value.

Action Plan Item 1

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Review the current strategy and historical and current direct marketing investments of Christian Networks and direct the allocation of capital in the best interests of stockholders.”

“Over the past quarter and a half, we have been working very closely with the marketing attribution partner to identify the true value of each of our marketing investments, both online and off “

- Chairman and CEO Greg Liberman, March 5, 2014

We find it shocking that a Board with significant tenure would have allowed management to speculate with approximately $125 million of stockholders’ capital without knowing true value.

Most of Osmium Nominees have experience in high growth scalable businesses as operators and all have strong skills in capital allocation.

Source: Capital IQ Transcripts

Action Plan Item 2

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Ensure that management will be held accountable for delivering superior and sustainable corporate performance and tying compensation to both business results and share price performance.”

Stockholders have seen $1.00 convert to $0.79 over the last eight years.

Since 2007, the Company management and Board have collected salary, board fees and 1.7 million options equating to over $18 million in total compensation.

Management and the Board, have little “skin in the game,” owning only 59,273 shares or 0.2% of the Company’s common stock outright (excluding options).

To hold management accountable, our proposed Board would review all current compensation policies and ensure alignment with investors in a cost-appropriate manner.

We are more than happy to reward management but only when shareholders benefit together.

Source: Capital IQ, Company Filings

Action Plan Item 3

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Carefully examine all aspects of the Company’s user experience and appropriate service offerings with respect to the competition. Examine subscriber lifetime values and ensure a strong return on direct marketing investments in relation to subscriber acquisition costs. Focus on cash flow generation until acceptable and sustainable returns on directing marketing expenditures can be verified.”

Christian Mingle JDate

A ll Data Pertains to FY 2 0 13

Direct Marketing as a % of Sales 119% 13% Average Revenue Per User $16.40 $25.16

While it is the role of management to run the Company, one of the Board’s fundamental responsibilities is to ensure that capital allocation decisions reflect the long-term interests of its stockholders.

Our nominees would undertake an immediate review of key investments to ensure that they are earning a return on investment appropriate to the risk of building a business alongside the stable cash flows of Jewish Networks.

Source: Capital IQ, Company Filings

Action Plan Item 4

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Provide visible metrics to allow all investors to judge the degree of the Company’s progress and hold the Board accountable for results.”

Spark Networks released 1Q14 earnings results and, for the first time since 2006, only disclosed nebulous operating metrics. It is still difficult to truly understand the return on capital of Spark’s significant direct marketing investments.

We believe this disclosure is directly attributable to Osmium’s efforts in connection to this proxy contest.

Source: Company Filings

Action Plan Item 5

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Lead the Company to embrace best practices in corporate governance and remove stockholder unfriendly By-laws.”

To ensure proper corporate governance, we also proposed changes to the articles and Bylaws of the Company: Allow shareholders’ to call for special meetings, if properly presented.

Amend the bylaws regarding stockholder proposals and director nominations, if properly presented.

If adopted, we believe these changes would ensure that management and the Board, including our Directors, if elected, would be more accountable to all stockholders.

Action Plan Item 6

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

“Evaluate all strategic alternatives to maximize stockholder value.”

Due to mismanagement, we believe Spark Networks today trades at a fraction of what it is worth if properly managed— sell-side analysts value Match.com’s subscribers at $930 to $1,014 vs. Spark’s $339 per subscriber.

This is not surprising as Spark Networks has declining revenue and losing money and thus falls into the historic low end of the range M&A activity has occurred on a per subscriber basis.

To truly maximize the value of the company needs to adjust its swing for the fences approach to a more balanced strategy and focus.

Source: Capital IQ, Company Filings, Bank of America Merrill Lynch, IAC InterActive Another Google hit to Ask but Match continues to shine, October 30, 2013; Oppenheimer &

Co. Inc., IAC/InterActive Corp Structural Weakness in Search Should Be a Catalyst for Reorganization, October 30, 2013.

How to Vote

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

How to Vote

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

Go to: www.okapivote.com/osmium VOTE on the GOLD proxy card

FOR: Nominating 4 candidates for election to the six-member Spark Networks, Inc. (“LOV” or “the Company”) board of directors

FOR: Ratifying Ernst & Young LLP as Company’s independent public accounting firm

AGAINST: Stockholder proposal regarding poison pills

FOR: Proposing to amend Company’s Bylaws to allow shareholders to call special meetings

FOR: Proposing to amend Company’s Bylaws to allow beneficial stockholders to submit proposals and nominations for directors

Appendix

Our History With Spark Networks

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

December 2013

Osmium Partners requested Board representation after representatives of former majority shareholder Great Hill Partners resigned on December 11, 2013. Company Parties responded with an offer to discuss strategic ideas.

Osmium declined to execute a confidentiality agreement that required a contractual standstill provision that could have saddled us indefinitely with material non-public information or restricted our ability to wage of a proxy contest this year.

Mr. Liberman unrealistically demanded ideas from us without providing critical key metrics. In a subsequent telephone call, he said future conversation will “be more of a monologue than of dialogue” absent a non-disclosure agreement.

January 2014

Despite Mr. Liberman’s unwillingness to engage in a two-sided conversation, we continued to present ideas and make strategic introductions. Mr. Liberman expressed appreciation for one such introduction, which he specifically requested, in an email dated January 30, 2014.

February 2014

On February 14, the Company delivered Board appointment terms and a proposed settlement agreement containing highly restrictive provisions that, in the view of Osmium, were not consistent with earlier discussions. Additionally, Company Parties expressed an interest in implementing a classified Board, a change we did not support.

On February 21, we delivered a stockholder nomination letter containing advance notice of four stockholder nominations (then a full slate) and proposals to be brought before the Annual Meeting. Additionally, this letter expressed dissatisfaction with the Company’s delays in updating the Board following the departure of Great Hill Partners’ representatives and criticized the Company’s corporate governance regime for its impediments to stockholder democracy.

Our History With Spark Networks

Executive Summary

Financial Under-performance

Share Under-performance

Operational Under-performance

Corporate Governance

Spark’s Future

How to Vote

March 2014

On March 2, John Lewis personally met with a member of the Board. Mr. Lewis believed these parties reached an agreement whereby Mr. Lewis and another individual would be immediately appointed to the Board subsequent to signing a standstill agreement with customary provisions. During the week of March 3, Osmium representatives prepared a settlement agreement and the Company invited Mr. Lewis to meet with two additional, potential Board nominees.

On March 5, Company Parties responded to Osmium’s draft settlement with significant edits that were inconsistent with the agreement reached on March 2.

On March 7, Osmium Parties terminated settlement discussions.

On March 10, after the advance notice deadline, the Board announced it had expanded the size of the Board to six members and appointed Messrs. Hughes and Thompson as directors.

On March 10, Osmium issued a press release detailing its concerns and action plan for the Company and amended its Schedule 13D filing.

April 2014

On April 17, Osmium filed a preliminary Proxy Statement, and on April 21, amended its Schedule 13D filing.

On each of April 28 and April 30, the Osmium Parties filed a revised preliminary Proxy Statement, and on April 30, further amended its Schedule 13D filing.

May 2014

On May 1, the Osmium Parties filed a definitive Proxy Statement, and on May 2, amended its Schedule 13D filing.

On May 15, Osmium issued a press release further detailing its concerns, calling for an end to value destruction at Spark Networks and amended its Schedule 13D filing.